SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K



                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                               September 4, 2001
Date of Report ........................................................
                       (Date of earliest event reported)

                       CHRYSLER FINANCIAL COMPANY L.L.C.
 ........................................................................
            (Exact name of registrant as specified in its charter)


State of Michigan                333-92583 and 333-60454      38-2997412
 ..............................................................................
(State or other jurisdiction          (Commission)            (IRS Employer
  of incorporation)                     File No.)           Identification No.)


                27777 Franklin Rd., Southfield, Michigan 48034
                ..............................................
                   (Address of principal executive offices)


                                                     (248) 512-3990
Registrant's telephone number, including area code....................


This filing relates to Registration Statement Nos. 333-92583 and 333-60454.

Item 5.  Other Events.
         ------------


         In connection with the proposed offering of DaimlerChrysler Auto Trust 2001-C, Asset Backed Notes, Class A-2, Class A-3 and Class A-4, attached as Exhibit 99 are certain materials prepared by Chrysler Financial Company L.L.C. that are required to be filed pursuant to the no-action letter dated May 20, 1994 issued by the staff of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation-1, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation and the no-action letter dated February 15, 1995 issued by the staff of the Commission to the Public Securities Association.


Item 7.  Financial Statements, Pro Forma Financial Information and
         ---------------------------------------------------------
         Exhibits.
         ---------

         Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this Report:


         (a)    Financial statements of businesses acquired;

                None

         (b)    Pro forma financial information:

                None

         (c)    Exhibits:

                Exhibit 99

                                  SIGNATURES
                                  ----------



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CHRYSLER FINANCIAL COMPANY L.L.C.



Date: September 4, 2001             By:  /s/ B.C. Babbish
                                      -----------------------------
                                        B.C. Babbish
                                        Assistant Secretary

                                 EXHIBIT INDEX
                                 -------------

Exhibit
  No.             Description of Exhibit
--------          ----------------------

  99 Material prepared by Chrysler Financial Company L.L.C. in connection with DaimlerChrysler Auto Trust 2001-C pursuant to the no-action letter dated May 20, 1994 issued by the staff of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation-1, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation and the no-action letter dated February 15, 1995 issued by the staff of the Commission to the Public Securities Association.

                                  EXHIBIT 99



DaimlerChrysler Auto Trust 2001-C Structural and Collateral Materials